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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    ---------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 5, 2001



                                 RES-CARE, INC.
               (Exact Name of Registrant as specified in Charter)


          Kentucky                       0-20372                 61-0875371
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)



10140 Linn Station Road, Louisville, Kentucky                40223
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(Address of principal executive offices)                   (Zip code)


                                 (502) 394-2100
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              (Registrant's telephone number, including area code)

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.  Regulation FD Disclosure

         On March 5, 2001, Res-Care, Inc. conducted its public conference call to discuss its fourth quarter and year-end earnings report. Copies of Res-Care's earnings report issued on March 5, 2001 and the transcript of the prepared statements presented at the conference call by Ronald G. Geary, ResCare's Chairman, President and Chief Executive Officer, and Ralph Gronefeld, its Chief Financial Officer, are attached as Exhibits 99.1 and 99.2 to this report.


REGULATION S-K
EXHIBIT NUMBERS            EXHIBIT
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     99.1           Press Release issued March 5, 2001

     99.2           Prepared statements presented at public
                    conference call on ResCare's fourth quarter and year-end earnings report on March 5, 2001.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RES-CARE, INC.



Date: March 5, 2001                         By  /s/ Ronald G. Geary
                                               --------------------------------
                                                    Ronald G. Geary
                                                    Chairman, CEO and President